SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2010

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On June 9, 2010 we announced that our execvutives will be making an investor presentation at the Macquarie Small & Mid-Cap Conference on June 16, 2010 at 10:45 am et. For investor who are not able to attend in person, the presentation will be webcast through a link on the investor relations page of our website, www.ProAssurance.com and through http://cc.talkpoint.com/macq001/061510a_jc/?entity=23_DGDJXIX, where a replay will be available for at least 90 days following the live event. Presentaion materials will be available on our website and will be filed as a Current Report on Form 8K.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2010

PROASSURANCE CORPORATION
by:  /s/ Frank B. O’Neil
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Frank B. O’Neil
Senior Vice-President